Liberty Connecticut Tax-Exempt Fund


770 Transactions effected pursuant to Rule 10f-3 cont'd

On February 7, 2002, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 533,000 par value of bonds of The University of Connecticut Student Fees (Securities) for a total purchase price of $572,575 from Roosevelt & Cross Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: UBS PaineWebber, Inc.; A.G. Edwards & Sons, Inc.; Advest, Inc.; First Albany Corporation; First Union National Bank; JP Morgan; M.R. Beal & Company; Belle Haven Investments, L.P.; Fidelity Capital Markets; Herbert J. Sims & Co., Inc.; Jackson Securities Inc.; State Street Capital Markets, LLC

Liberty Connecticut Tax-Exempt Fund


770 Transactions effected pursuant to Rule 10f-3 cont'd

On February 7, 2002, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 534,000 par value of bonds of The University of Connecticut Student Fees (Securities) for a total purchase price of $573,650 from Advest, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: UBS PaineWebber, Inc.; A.G. Edwards & Sons, Inc.; Roosevelt & Cross,; First Albany Corporation; First Union National Bank; JP Morgan; M.R. Beal & Company; Belle Haven
Investments, L.P.; Fidelity Capital Markets; Herbert J. Sims & Co., Inc.; Jackson Securities Inc.; State Street Capital Markets, LLC

Liberty Connecticut Tax-Exempt Fund


770 Transactions effected pursuant to Rule 10f-3 cont'd

On February 7, 2002, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 1,068,000 par value of bonds of The University of Connecticut Student Fees (Securities) for a total purchase price of $1,147,299 from First Albany Corp. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: UBS PaineWebber, Inc.; A.G. Edwards & Sons, Inc.; Advest, Inc.; Roosevelt & Cross; First Union National Bank; JP Morgan; M.R. Beal & Company; Belle Haven Investments, L.P.; Fidelity Capital Markets; Herbert J. Sims & Co., Inc.; Jackson Securities Inc.; State Street Capital Markets, LLC Liberty Connecticut Tax-Exempt Fund

770 Transactions effected pursuant to Rule 10f-3 cont'd

On June 13, 2002, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 1,000,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $1,109,050 from Morgan Stanley & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.
       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Banc of America Securities LLC; UBS PaineWebber Inc.; ABN Amro Financial
Services, Inc.; Bear, Stearns & Co. Inc.; Lehman Brothers; Wachovia Bank, National Association; Merrill Lynch & Co.; Morgan Stanley; Salomon Smith Barney

770 Transactions effected pursuant to Rule 10f-3 cont'd

On June 13, 2002, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 1,000,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $1,109,050 from Bank America pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Banc of America Securities LLC; UBS PaineWebber Inc.; ABN Amro Financial
Services, Inc.; Bear, Stearns & Co. Inc.; Lehman Brothers; Wachovia Bank, National Association; Merrill Lynch & Co.; Morgan Stanley; Salomon Smith Barney

770 Transactions effected pursuant to Rule 10f-3 cont'd

On June 12, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 750,000 par value of bonds of New York Metropolitan Transportation Authority (Securities) for a total purchase price of $826,500 from JP Morgan Securities Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.
       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: JP Morgan; Bear Stearns & Co., Inc.; Morgan Stanley; First Albany Corporation; Lehman Brothers; Merrill Lynch & Co.; Salomon Smith Barney; UBS PaineWebber Inc.; ABN Amro Financial Services, Inc.; Wachovia Bank, National Association; Advest Inc./Lebenthal & Co.; CIBC World Markets; Commerce Capital Markets; Fahnestock & Co., Inc.; Jackson Securities, Inc.; Ramirez & Co., Inc.; Raymond James & Associates, Inc.; RBC Dain Rauscher Inc.; Roosevelt & Cross, Inc.; Siebert Brandford Shank & Co., LLC

770 Transactions effected pursuant to Rule 10f-3 cont'd

On June 13, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 2,000,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $2,218,100 from Goldman, Sachs & Co. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.
       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Banc of America Securities LLC; UBS PaineWebber Inc.; ABN Amro Financial
Services, Inc.; Bear, Stearns & Co. Inc.; Lehman Brothers; Wachovia Bank, National Association; Merrill Lynch & Co.; Morgan Stanley; Salomon Smith Barney

770 Transactions effected pursuant to Rule 10f-3 cont'd

On June 20, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of New York City Municipal Water Finance Authority (Securities) for a total purchase price of $267,980 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: UBS PaineWebber Inc.; First Albany Corporation; Goldman, Sachs & Co.; Merrill Lynch & Co.; Bear, Stearns & Co.; Lehman Brothers JP Morgan; Morgan Stanley; Salomon Smith Barney; Siebert Brandford Shank & Co., LLC; M.R. Beal & Company; CIBC World Markets; RBC Dain Rauscher, Inc.; A.G. Edwards & Sons, Inc.; First American Municipals, Inc.; Prudential Securities; Raymond James & Associates; Roosevelt & Cross Incorporated

770 Transactions effected pursuant to Rule 10f-3 cont'd

On June 20, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of New York City Municipal Water Finance Authority (Securities) for a total purchase price of $267,980 from Roosevelt & Cross Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: UBS PaineWebber Inc.; First Albany Corporation; Goldman, Sachs & Co.; Merrill Lynch & Co.; Bear, Stearns & Co.; Lehman Brothers JP Morgan; Morgan Stanley; Salomon Smith Barney; Siebert Brandford Shank & Co., LLC; M.R. Beal & Company; CIBC World Markets; RBC Dain Rauscher, Inc.; A.G. Edwards & Sons, Inc.; First American Municipals, Inc.; Prudential Securities; Raymond James & Associates; Roosevelt & Cross Incorporated

770 Transactions effected pursuant to Rule 10f-3 cont'd

On June 20, 2002, Liberty New York Tax-Exempt Fund (Fund) purchased 500,000 par value of bonds of New York City Municipal Water Finance Authority (Securities) for a total purchase price of $535,960 from Paine Webber, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.
       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: UBS PaineWebber Inc.; First Albany Corporation; Goldman, Sachs & Co.; Merrill Lynch & Co.; Bear, Stearns & Co.; Lehman Brothers JP Morgan; Morgan Stanley; Salomon Smith Barney; Siebert Brandford Shank & Co., LLC; M.R. Beal & Company; CIBC World Markets; RBC Dain Rauscher, Inc.; A.G. Edwards & Sons, Inc.; First American Municipals, Inc.; Prudential Securities; Raymond James & Associates; Roosevelt & Cross Incorporated